College Retirement Equities Fund	Supplement

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

CREF Growth Account

SUPPLEMENT NO. 4
dated January 7, 2026 to the Statutory Prospectus (“Prospectus”) dated May 1, 2025

Effective January 7, 2026, Scott Tonneson and Willis Tsai have been named portfolio managers of the CREF Growth Account (the “Account”). Karen Hiatt will continue to serve as a portfolio manager on the Account. Saira Malik and Terrence Kontos are no longer portfolio managers of the Account. Therefore, all references to Ms. Malik and Mr. Kontos are hereby removed from the Account’s portfolio management team disclosure in the Statutory Prospectus. There are no changes to the Account’s investment objective, principal investment strategies or principal risks. Further, the following is hereby added to the entry for the Account in the table of the sub-section entitled “Portfolio management teams” of the section entitled “Management of the Accounts” on page 22 of the Statutory Prospectus:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA*	Total	On Team
GROWTH ACCOUNT

Willis Tsai Senior Managing Director	Portfolio Manager	Advisors, TCIM, Nuveen Asset Management and other advisory affiliates of TIAA—2006 to Present (international equity portfolio management)	2006	2005	2026

Scott Tonneson, CFA Managing Director	Portfolio Manager	Advisors, Nuveen Asset Management and other advisory affiliates—2007 to Present (portfolio management of equity portfolios and research)	2007	1994	2026

* Including tenure at affiliate or predecessor firms, as applicable.

MGN-CREFPRO-0126P

College Retirement Equities Fund	Supplement

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2
dated January 7, 2026 to the Statement of Additional Information (“SAI”) dated May 1, 2025

Effective January 7, 2026, Scott Tonneson and Willis Tsai have been named portfolio managers of the CREF Growth Account (the “Account”). Saira Malik and Terrence Kontos are no longer portfolio managers of the Account. Therefore, all references to Ms. Malik and Mr. Kontos are hereby removed from the Account’s portfolio management team disclosure in the SAI.

The following is hereby added to the entry for the CREF Growth Account in the chart appearing under the sub-section entitled “Additional information regarding portfolio managers” of the section entitled “Information about the Accounts’ portfolio management” on page 58 of the SAI:

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Account*
Growth Account
Willis Tsai**	2	0	1	$134,013	$ 0	$136	$0
Scott Tonneson**	1	1	662	$ 147	$23	$587	$0
*	Includes notional amounts awarded in connection with long-term compensation awards described above.
**	This information is as of August 31, 2025.

MGN-CREFSAI-0126P